SHARE CAPITAL:	6 Months Ended
Jun. 30, 2023
Stockholders' Equity Note [Abstract]
SHARE CAPITAL:

NOTE 6 – SHARE CAPITAL:

a.	Ordinary shares

On January 27, 2023, the Company entered into a securities purchase agreement (hereafter - “Purchase Agreement”) with Armistice Capital, pursuant to which the Company issued to Armistice Capital (i) 2,560,000 ordinary shares of the Company, par value NIS 0.1 per share in a registered direct offering at a price of $5.00 per ordinary share and (ii) in a concurrent private placement unregistered warrants to purchase up to 2,560,000 Ordinary Shares (the "Investor Warrants"). Each of the Investor Warrants are exercisable for one ordinary share, have an exercise price of $5.85 and will become exercisable beginning six months from the date of issuance and will expire on January 27, 2028. The sale of the Ordinary Shares in the Registered Direct Offering was made by means of a shelf registration statement. The Offering closed on January 31, 2023. The gross proceeds from the Offering were approximately $12.8 million.

Concurrently with the signing of the Purchase Agreement, the Company also entered into a subscription agreement (hereafter -  “Subscription Agreement”) between the Company and M. Arkin Dermatology Ltd., the Controlling Shareholder of the Company, pursuant to which M. Arkin Dermatology Ltd. agreed to purchase 2,000,000 unregistered Ordinary Shares and unregistered warrants to purchase up to 2,000,000 ordinary shares (the “PIPE Warrants” and, together with the Investor Warrants, the “Warrants”) in a concurrent private placement (hereafter-  “Affiliate Private Placement"), at a price equal to the offering price of the Ordinary Shares in the Offering. The Affiliate Private Placement agreement was contingent on certain conditions and was approved by the Company’s shareholders on March, 2023.  The total proceeds of $10,000 were received in April 2023.

b.	Options grants

1)	During the Six months ended June 30, 2023, the Company granted 749,750 options to employees and executive officers:
i.
In March 2023, the Company granted a total of 53,092 options to several employees to purchase ordinary shares at an exercise price of $4.63 and $5.6 per share.

The options vest over a period of 4 years; one quarter of the options vest on the first anniversary of the vesting commencement date (as described in each agreement) and the rest vest quarterly over the following three years. The options expire on the tenth anniversary of their grant date.

ii.
In March 2023, the Company granted a total of 439,314 options to several Executive Officers to purchase ordinary shares at an exercise price of $5.6 per share.

The options vest over a period of 4 years; one quarter of the options vest on the first anniversary of the vesting commencement date (as described in each agreement) and the rest vest quarterly over the following three years. The options expire on the tenth anniversary of their grant date.

iii.
In March 2023, the board of directors approved and recommended the Company's shareholders to approve a grant of 257,344 options to the Company's CEO to purchase ordinary shares at an exercise price of $5.6 per share. The Company's shareholders approved the grant in July 2023.

The options vest over a period of 4 years; one quarter of the options vest on the first anniversary of the vesting commencement date (as described in each agreement) and the rest vest quarterly over the following three years. The options expire on the tenth anniversary of their grant date.

The weighted average fair value of options granted in 2023 was $2.01 The underlying data used for computing the fair value of the options are as follows:

2023
Value of one ordinary share	$3.8
Dividend yield	0%
Expected volatility	56%
Risk-free interest rate	4.1%
Expected term	7 years

c.	Option plan

In March 2023, the Company’s Board of Directors approved an increase of the ordinary shares that may be issued under the Company’s Plan by reserving an additional amount of 1,250,000 ordinary shares.